VALUE TREND FUNDS                                   January 1, 1999

Value Trend Funds (the "Trust") is a registered open-end management investment company with three separately managed non-diversified, no-load portfolios (each a "Fund" and collectively, the "Funds"). The three separate Funds are the Large Cap Fund, the Links Fund and the Worldwide Fund. Each Fund's investment objective is long-term growth of capital. The Large Cap Fund seeks to achieve its objective by investing substantially all of its assets in common stocks of well-established, high-quality US Companies. The Links Fund seeks to achieve its objective by investing primarily in common stocks of companies which are associated with the golfing industry. The Worldwide Fund seeks to achieve its objective primarily through investments in common stock of foreign and domestic issuers. For further explanation on each Fund see THE FUNDS. There can be no assurance that the Funds will achieve their investment objectives. Value Trend Capital Management, LP ("Value Trend Capital Management, LP" or "Adviser") is the investment adviser of the Funds. Each Fund's portfolio is managed by Value Trend Capital Management, LP.

Each Fund currently offers one class of shares. This Prospectus concisely describes the information that an investor should know before investing in a Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated January 1, 1999, is available free of charge. Write to Value Trend Capital Management, LP, 411 West Madison Avenue, El Cajon,
Ca 92020 or call toll free 1-800-590-0898. The Statement of Additional Information, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.

NO LOAD, NO SALES CHARGE, NO 12b-1 FEES
Minimum Initial Investment - $1,000 or $250 for IRAs
Minimum Subsequent Investments - $50
No Minimum Subsequent Investment for IRAs
(see "How to Purchase Shares")

For more information about establishing an account, or any other information about the Funds, call 1-800-590-0898.

This prospectus contains information you should know before investing. Please retain it for future reference. A Statement of Additional Information regarding the Funds dated the date of this prospectus has been filed with the Security and Exchange Commission and (together with any supplement to it) is incorporated by reference. That Statement may be obtained at no charge by writing or telephoning the transfer agent at its address or telephone number shown inside the back cover.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     PROSPECTUS 1

The following information is provided to assist an investor in understanding the various expenses that an investor in a Fund will bear directly or indirectly. Since the Funds had not commenced operations as of the date of the Prospectus, the information about each Fund shown below is based on annualized projected expenses for each class of shares for the 1999 fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods, assuming the 5% annual return required under federal regulations.

                                                 Large
                                                 Cap       Links     Worldwide
                                                 Fund      Fund      Fund


Shareholder Transaction Expenses
Maximum Sales Load                               none      none      none

Maximum Deferred Sales Load                      none      none      none

Redemption Fees                                  none      none      none

Exchange Fees                                    none      none      none

Annual Operating Expenses
(as a percentage of average net assets):
Management Fees                                  1.25%     1.35%     1.35%
12b-1 Fees                                       none      none      none

Other Operating Expenses (after expense
reimbursements)                                  none      none      none

Total Operating Expenses
(after expense reimbursements)                   1.25%     1.35%     1.35%

Example(1):
An investor would pay the following
expenses on a $1,000 investment assuming a
5% annual return (with or without a
redemption at the end of each time period):
One Year                                         $13       $14       $14
Three Year                                       $40       $43       $43


(1) Under SEC rules, newly-organized funds, such as the Funds, are required to show expenses for the one-year and three-year periods only.

These examples should not be considered a representation of past or future expenses or performances. Actual expenses may be greater or less than those shown.

2 VALUE TREND FUNDS

Value Trend Large Cap Fund
The Large Cap Fund's investment objective is long-term growth of capital. The Fund is a no-load mutual fund which seeks to achieve its objective by investing substantially all of its assets in common stocks of well-established, high-quality US Companies that have a market capitalization of $5 billion or more. Some of these companies will have international exposure through their international divisions. In selecting investments for the Fund, the investment adviser will consider, among other things, consistency of earnings, earnings growth rate, and return on equity. The investment adviser will also consider its expectations as to the relative performance of various sectors of the economy and the relative growth prospects of different companies within such sectors. Under normal market conditions, the Fund will ordinarily be substantially fully invested in common stocks of major US companies.

Value Trend Links Fund
The Links Fund's investment objective is long-term growth of capital. The Fund is a no-load mutual fund which seeks to achieve its objective by investing primarily in common stocks of companies which are associated with the golfing industry. The minimum market capitalization of the stocks in the Fund is $50 million with no maximum market capitalization. Companies which are candidates for this Fund may be, but are not limited to companies in the golfing industry, sponsors of major golfing events, companies which produce products for the golfing industry, and real estate investment trusts (REITs) which are involved with golf properties, hotels, and housing.

Value Trend Worldwide Fund
The Worldwide Fund's investment objective is long-term growth of capital. The Fund is a no-load mutual fund which seeks to achieve its objective primarily through investments in common stock of foreign and domestic issuers. The Fund has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The adviser under normal circumstances will invest assets in at least three different countries and 65% of the common stock held will be in companies located in foreign countries. As of January 1, 1999 the Worldwide Fund has not commenced operations.

All Funds
Except for necessary reserves including but not limited to reserves held to cover redemptions and unanticipated expenses, as determined by management, all assets will be invested in marketable securities composed primarily of common stocks and securities convertible into common stocks. The reserves will be held in cash or high-quality, short-term debt obligations readily changeable into cash.

Management believes, however, that there may be times when the shareholders interests are best served by investing in preferred stocks, bonds or other defensive issues. It retains the freedom to administer the portfolio of the Funds accordingly when, in the judgment of the Adviser, economic and market conditions make such a course desirable. Normally, however, the Funds will maintain at least 65% of the portfolios in common stocks. These are not restrictions or guidelines

                                                     PROSPECTUS 3
regarding the investment of Funds assets in shares listed on an exchange or traded over-the-counter. The Funds may also invest in issues of the United States Treasury or a United States government agency subject to repurchase agreements. The use of repurchase agreements by the Funds involves certain risks. For a discussion of the risks, see "Repurchase Agreements" below.

In addition to the investments described above, each Fund may lend its portfolio securities and enter into repurchase agreements. See "Risk Considerations" below.

INVESTMENT STRATEGIES

Value Trend Capital Management, LP, the investment adviser, as its name implies follows a value investment strategy. Its investment objective is to seek long-term growth of capital by investing primarily in common and preferred stocks and warrants or other rights and convertible securities.

The Adviser uses several approaches in analyzing economic value, but considers the primary determinant of value to be a company's long-term ability to generate profits for its shareholders. The Adviser also considers whether a stock is trading at a price below which the investment adviser believes it should be trading based on price relative to projected future earnings, price relative to return on equity and price relative to the earnings growth rate. Once the Adviser has identified a potential stock for a portfolio, the Adviser will consider it for a Fund based on fundamental analysis.

RISK CONSIDERATIONS

It is important to understand the following risks inherent in a Fund before you invest.

Common Stocks and
Other Equity Securities
Common stocks and similar equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include securities convertible for or convertible into common stocks (e.g. warrants). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. With exception of the Large Cap Fund, each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Companies" below. The Links Fund investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

4 VALUE TREND FUNDS

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

Small Companies
The Links Fund may invest in companies with relatively small market capitalization. See "The Funds" above. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value per share of Funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

Non-diversification Policy
The Funds are classified as non-diversified, which means that they may invest substantial assets in a single issuer; however, to maintain their tax status under Subchapter M of the Internal Revenue Code, the Funds may not invest more than 25% of its total assets in any one issuer other than US government securities and at the close of each quarter of the taxable year, at least 50% of the value of each Fund must be represented by a) cash and cash items, including US government securities and b) other securities of different issuers in which each Fund has invested no more than 5% of its assets and with respect to which it owns no more than 10% of the outstanding voting securities of the issuer. Each Fund, therefore, may be more susceptible than a more widely diversified fund to a single economic, political, or regulatory occurrence. Each Fund seeks only diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code. Except for investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.

Repurchase Agreements
Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase.

                                                     PROSPECTUS 5

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.

Loans of Securities
The Funds may lend their portfolio securities, provided that cash or equivalent collateral equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Funds. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. It is not currently anticipated that any Fund will have on loan at any given time securities totaling more than one-fourth of its net assets. A Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may be insufficient to cover the securities loaned as a result of an increase in the value of the securities of decline in the value of the collateral.

Options
The Funds may write (i.e. sell) covered call and put options and purchase put and call options on securities that are traded on United States listed markets. The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund's total assets. The Fund will not purchase put of call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase. The risks associated with options are that the option does not follow the price movement of the underlying security. Moreover, gains and losses depend on the investment adviser's ability to predict correctly the direction of stock prices, interest rates, and other economic factors.

Futures Contracts
The Funds may enter into financial futures contracts to hedge cash positions. Futures are generally bought and sold on commodity exchanges. The sale of a futures contract creates a firm obligation by the Funds, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specified future time for a specified price (or the net cash amount). The risk associated with using futures contracts are: (i) imperfect correlation between the change in market value of stocks held by the Funds and the prices of the futures contracts; and (ii) possible lack of a liquid secondary market for futures when desired.

Short Sales Against The Box
Each Fund may sell short securities the Fund owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with

6 VALUE TREND FUNDS
respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. The Trust does not currently expect that more than 20% of any Fund's total assets would be involved in short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

Real Estate Investment Trusts
The Links Fund may invest up to 25% of assets in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the federal Internal Revenue Code (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

While the Links Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its option to purchase securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal

                                                     PROSPECTUS 7

Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Links Fund invests may invest their assets in specific real estate sectors, such as hotel REITs, housing REITs, golf property REITs, etc., and are therefore subject to the risks associated with adverse developments in the respective sectors.

MANAGEMENT OF THE FUNDS

Value Trend Capital Management, LP is the investment adviser of each Fund and has responsibility for the management of the Funds' affairs, under the supervision of the Trust's Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by Value Trend Capital Management, LP under the general oversight of the Board of Trustees.

Value Trend Capital Management, LP was organized in 1995 and has been managing investment accounts and money since that time. The Adviser serves as investment adviser to individuals, trusts, retirement plans, and non-profit organizations, but has no prior experience managing mutual funds. The address of Value Trend Capital Management, LP is 411 West Madison Avenue, El Cajon, Ca 92020. The General Partners of Value Trend Capital Management, LP are Ross C. Provence and Jeffrey R. Provence who also act as Trustees to the Trust. Each owns 50% and therefore are regarded to control Value Trend Capital Management, LP for purposes of the 1940 Act.

Pursuant to the investment advisory contract (the "Advisory Agreement") Value Trend Capital Management, LP is responsible for
(i) continuous investment supervision and management to the Funds
(ii) office space, equipment and management personnel (iii) administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Trust's registration statement under federal and state laws (iv) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Investment Adviser, (v) expenses of shareholders' and trustees' meetings and
(vi) expenses of preparing, printing and mailing prospectuses to existing shareholders.

Value Trend Capital Management, LP has retained The Fifth Third
Bank to serve as the custodian for the Funds.

Value Trend Capital Management, LP has retained Mutual Shareholder Services (the "Transfer Agent") to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Funds, and to assist the Value Trend Capital Management, LP in providing executive, administrative and regulatory services to the Funds. Value Trend Capital Management, LP (not the

8 VALUE TREND FUNDS

Fund) pays the transfer agent's fees for these services.

The Trust uses "Value Trend" in the names of the Funds by license from the Value Trend Capital Management, LP and would be required to stop using the name "Value Trend" if Value Trend Capital Management, LP ceased to be the Adviser. Value Trend Capital Management, LP has the right to use the name "Value Trend" for another enterprise, including another investment company.

Advisory Fees
Under the investment advisory contract (the "Advisory Agreement") each Fund pays Value Trend Capital Management, LP as compensation for its services, a fee, accrued daily and payable monthly, at the following annual percentage rates of the Fund's daily net assets value:

Fund                       Fee Rate
Large Cap Fund                1.25%
Links Fund                    1.35%
Worldwide Fund                1.35%

Value Trend Capital Management, LP (the Adviser) will reimburse the Funds to the extent that annual expenses exceed the Funds' management fees established under the advisory contracts, excluding taxes, interest, brokerage commissions, independent accountants, legal counsel and extraordinary litigation expenses, during any of the Funds' fiscal years.

Other Fund Expenses
In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Value Trend Capital Management, LP, including taxes, interest, brokerage commissions, extraordinary legal counsel, extraordinary independent accountants and extraordinary litigation expenses.

PORTFOLIO TRANSACTIONS

In addition to selecting portfolio investments for the Fund(s) it manages, Value Trend Capital Management, LP selects brokers or dealers to execute securities purchases and sales for the Fund's accounts. Value Trend Capital Management, LP selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Value Trend Capital Management, LP will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by

                                                     PROSPECTUS 9
the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Portfolio Turnover
It is not possible to predict the Funds' portfolio turnover rates with certainty. Value Trend Capital Management, LP has indicated, however, that it does not expect that the annual portfolio turnover rate of the Fund(s) it manages would normally exceed the following rates: 50% for the Large Cap Fund; 75% for the Links Fund; and 75% for the Worldwide Fund. Any Fund's portfolio turnover rate in any year could be significantly higher or lower than these estimates.

Higher levels of portfolio turnover may result in higher transactions costs and higher levels of realized capital gains.

Tax Efficiency
Value Trend Capital Management, LP, will make a concentrated
effort to manage the Funds in a tax efficient manner.   It is the
Adviser's intent to acquire stock in companies which can be held on a long-term basis. The Adviser believes that so long as a company continues to increase shareholder equity by a higher than average return on equity and deploy the profits to enhance shareholder interest, the stock should be held in the Fund's portfolio. Other factors, however, such as total accumulated gain, market conditions and future prospects may result in the sale or holding of any security. There is no assurance that this objective can be obtained. The information under Portfolio Turnover may be affected by the Adviser's ability to execute this policy.

HOW TO PURCHASE SHARES

Your initial investment in each of the Funds must be at least $1,000 (or $250 for IRAs). Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by each of the Funds. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined after receipt of such purchase orders.
This means that direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to:

Value Trend Funds
1301 East Ninth Street, 36th Floor Cleveland, Ohio 44114

10 VALUE TREND FUNDS

Checks should be made payable to the "Value Trend Funds". You must provide the amount you wish to be invested in each Fund.

The Transfer Agent mails confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. Each Fund reserves the rights to limit the amount of investments and to refuse to sell to any person. Investors should be aware that the Fund's account application contains provisions in favor of the Funds and certain of its affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors. Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

You may also purchase shares of the Funds by wire. Please telephone the Transfer Agent (nationwide call toll-free 1-800-590-
0898) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank, which will wire the money.

Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the transfer agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Funds reserves the right to charge shareholders for this service upon 30-days' prior notice to shareholders.

You may purchase and add shares to your account ($50 minimum) by mail or by bank wire. There is no additional minimum subsequent investments for IRAs. Checks should be sent to Value Trend Funds, 1301 East Ninth Street, 36th Floor, Cleveland, Ohio 44114. Checks should be made payable to the "Value Trend Funds" and include the Fund(s) you wish to invest in. Bank wires should be sent as outlined above. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed from each Fund and your account number.
The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers

                                                    PROSPECTUS 11
and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. There is currently a $15 charge for processing wire redemptions. The Adviser reserves the right to waive charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may also redeem shares by placing a wire redemption through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Fund or the Transfer Agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is made within seven business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

Because the net asset value of each Fund's shares will fluctuate, the amount that a shareholder receives upon redemption may be more or less than the amount paid for the shares.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60-days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than seven business days under unusual circumstances as determined by the Securities and Exchange Commission.

SHAREHOLDER SERVICES

The Funds offer the following share-holder services, which are more fully described in the Statement of Additional Information.
Explanations and forms are available from the Value Trend Funds, 1301 East Ninth Street, Cleveland, Ohio

12 VALUE TREND FUNDS

44114. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

Free Exchange Privilege
Any Value Trend Fund may be exchanged for shares of any other Value Trend Fund. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60-days' notice to shareholders. Contact the Transfer Agent (nationwide call toll-free 1-800-590-
0898) for additional information about the shareholder services described above. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders who own shares of the Fund valued at $25,000 or more may elect to receive a monthly or quarterly check (or direct deposit to the shareholder's checking account) in a stated amount (minimum amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the Fund. Additional information regarding systematic withdrawal plans may be obtained by calling Value Trend Funds at 1-800-590-0898 or at (216) 687-1000.

TAX-DEFERRED
RETIREMENT PLANS

Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

Individual retirement accounts (IRAs), Roth IRAs and Educational
IRAs for individuals and their non-employed spouses. There is an $8 yearly fee for all IRAs.

DIRECT DEPOSIT PLANS

Shares of the each Fund may be purchased through direct deposit plans offered by certain employees and government agencies.
These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Funds.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institu-

                                                    PROSPECTUS 13
tion account. The minimum initial and subsequent investments must be $50 under the plan. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.

CALCULATION OF
PERFORMANCE INFORMATION

The Funds may include in advertising their "total return" for the one-year, five-year and ten-year periods (or for the life of a Fund, if shorter) through the most recent calendar quarter.
These total returns represent the average annual compounded rate of return on a hypothetical investment of $1,000 in a Fund.
Total return may also be presented for other periods and on a cumulative (in addition to average annual) basis.

DETERMINATION OF
NET ASSET VALUE

The net asset value of a share of each Fund is determined by the Funds' transfer agent, Mutual Shareholder Services as of the close on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which the Exchange is open for trading, by dividing the market value of each Fund's assets, less its liabilities, by the number of shares outstanding, and rounding down to the nearest full cent.

Portfolio securities are valued using current market valuations based on last reported sales prices. Securities for which quotations are not available and other assets are valued at a fair value as determined by management and approved in good faith by the Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized costs as reflecting fair value.

DIVIDENDS, CAPITAL GAIN
DISTRIBUTIONS AND TAXES

The Funds declare and pay their net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees of the Trust. The Trustees may change the frequency with which the Funds declare or pay dividends.

Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless an investor has elected to receive cash.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As a regulated investment company, and provided that the Fund distributes substantially all its net investment income to its shareholders, the Fund itself will not pay any federal income tax on its distributed income and gains.

Income dividends and short-term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Long-term capital gain distributions from all Funds are taxable as long-term capital gains whether dis-

14 VALUE TREND FUNDS
tributed in cash or additional shares and regardless of how long an investor has owned shares of a Fund. Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains generally are subject to a maximum tax rate of 20% depending upon the holding period in the portfolio investment generating the distributed gains.

Each Fund is required to withhold 31% of any redemption proceeds (including the value or shares exchanged) and all income dividends and capital gain distributions it pays to the investor
(1) if the investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that the investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that the investor is not subject to such withholding.

Certain designated dividends from the Funds are expected to be eligible for the dividends received deduction for corporate shareholders (subject to a holding period requirement). However, any distributions received by a Fund from REITs will not qualify for the dividend deduction. A Fund's investment in REIT securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investment in REIT securities also may result in the Fund's receipt of cash in excess of the REITs earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Transfer Agent will send each investor and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year. Be sure to keep this statement as a permanent record. A fee may be charged for any duplicate information that an investor requests.

NOTE

The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

THE TRUST

Each Fund is a series of the Trust. The trust was organized as a Massachusetts business trust on September 14, 1998. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Currently each Fund has one class of shares. Each share in a Fund has one vote, with fractional shares voting proportionally. Shares in each Fund vote separately from shares of other Funds, except as otherwise required by law. Shares are freely transferable, are entitled to dividends as declared by the Trustees of the Trust, and, if a Fund were liquidated, would receive the net assets of the Fund. Each Fund may suspend the sale of shares at any time and may refuse any

                                                    PROSPECTUS 15
order to purchase shares. The Trust does not generally hold regular shareholder meetings and will do so only when required by law. Shareholders may remove the trustees of the Trust from office by votes cast at a shareholder meeting or by written consent.

TRUSTEES AND OFFICERS

The trustess and officers of the Trust and their principal business acctivities during the past five years are:

Name, Position(s) with Trust            Principal Occupations(s) during
and Age at January 1, 1999              Past Five Years


Ross C. Provence * (60)                 Portfolio Manager of the Funds.
411 West Madison Avenue                 General Partner
El Cajon, California 92020              and Portfolio Manager for Value Trend
Trustee of the Trust                    Capital Management, LP (1995-current).
President of the Trust                  Estate planning attorney (1963-current).



Bradley J. DeHaven* (32)                Owner of De Haven Enterprises (1991-
5473 Hewlett Drive                      current). Computer consultant and CEO
San Diego, California 92115             for Tech-Solutions (1990-1996).
Trustee of the Trust
Vice President of the Trust


Jeffrey R. Provence* (29)               Portfolio Manager of the Funds.
411 West Madison Avenue                 General Partner and Portfolio Manager
El Cajon, California 92020              for Value Trend Capital Management, LP
Trustee of the Trust,                   (1995-current). Computer consultant and
Treasurer and Secretary                 CFO for Tech-Solutions (1992-1995).
of the Trust.                           Partner of Investment Property Resources
                                        (1989- 1992).


Thomas H. Addis III (53)                Senior Vice President of Booth Creek
170 South Main Street Suite 1600        Golf (1998-current). Director of golf at
Salt Lake City, Utah 84101              Singing Hill Golf Resort (1967-1998).
Trustee of the Trust                    President of Professional Golfers
                                        Association of America (1995-1996).
                                        Honorary President of Professional
                                        Golfers Association of America
                                        1997-1998.

Stephen H. Burch (60)                   Consultant on Electrical Power
212 Beach Drive                         Generation (1979-1993).  Investments and
Nashville, Indiana 47448                Professional Trustee (1993-current).
Trustee of the Trust



Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or of the Trust's investment adviser are indicated by an asterisk (*).

16 VALUE TREND FUNDS

OTHER INFORMATION

The following parties provide the Funds with administative and other services.

Custodian
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Transfer Agent
Maxus Information Systetems, Inc.
DBA Mutual Shareholder Services
1301 East Ninth Street, 36th Floor
Cleveland, OH 44114

Distributor
Value Trend Capital Management, LP
411 West Madison Avenue
El Cajon, CA 92020

For More Information
1-800-590-0898

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                                                    PROSPECTUS 17

VALUE  TREND  FUNDS
     1999 Prospectus

VALUE TREND FUNDS                            1

SUMMARY OF EXPENSES                          2

THE FUNDS                                    3

INVESTMENT STRATEGIES                        4

RISK CONSIDERATIONS                          4

MANAGEMENT OF THE FUNDS                      8

PORTFOLIO TRANSACTIONS                       9

HOW TO PURCHASE SHARES                       10

HOW TO REDEEM SHARES                         11

SHAREHOLDER SERVICES                         12

SYSTEMATIC WITHDRAWL PLAN                    13

TAX-DEFERRED RETIREMENT PLANS                13

DIRECT DEPOSIT PLANS                         13

AUTOMATIC INVESTMENT PLAN                    13

CALCULATION OF PERFORMANCE INFORMATION       14

DETERMINATION OF NET ASSET VALUE             14

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS
 AND TAXES                                   14

THE TRUST                                    15

TRUSTEES AND OFFICERS                        16

OTHER INFORMATION                            17

FOR MORE INFORMATION:
Access our website at www.valuetrend.com or call 1-800-590-0898

VALUE TREND LOGO

                        VALUE TREND FUNDS
                      SUBJECT TO COMPLETION
                STATEMENT OF ADDITIONAL INFORMATION

                       January 1, 1999

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Value Trend Funds Prospectus dated January 1, 1999, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Value Trend Funds, 411 West Madison Avenue, El Cajon, California 92020.

                        TABLE OF CONTENTS

Caption                  Page           Location in Prospectus

Investment Objectives,   1              The Funds,
Policies Investment
Restrictions

Management Of The Trust  2              Management of the Funds

Investment Advisory And  4              Management of the Funds
Other Services

Portfolio Transactions   6              Portfolio Transactions
And Brokerage

Description Of The Trust 6              The Trust

How To Buy Shares        9              How To Purchase Shares

Net Asset Value          10             Determination of Net
Asset Value

Shareholder Services     10             Sharehlder Services

Redemptions              12             How To Redeem Shares

Income Dividends,        13             Dividends, Capital Gain
Capitasl Gain                           Distributions And Tax Status
Distributions and Taxes

Calculation Of Total     15             Calculation of Performance
Return                                  Informaition

Performance Comparisons  16             Calculation of Performance
                                        Informaition

-----------------------------------------------------------------
        INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
-----------------------------------------------------------------

     The investment objective and policies of each series (each a "Fund" and collectively, the "Funds") of Value Trend Funds (the "Trust") are summarized in the Prospectus under "The Funds" and "Investments Strategies and Risk Considerations." The investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Funds' adviser, subject to review and approval by the Trust's Board of Trustees, without shareholder approval except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of
(i) 67% of the shares of that Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     The following investment restrictions are fundamental policies of each Fund.

     Each Fund will not:

          1. Borrow money in excess of 25% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

          2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

          3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

          4. Purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

          5. Make loans, except by purchase of debt obligations in which the Funds may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

          6. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

     Although the Funds are permitted to borrow money to a limited extent, no Fund currently intends to do so.

     In addition to the foregoing fundamental investment restrictions, it is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

     Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust or the person designated by the Trustees to make such determinations to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

     All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

-----------------------------------------------------------------
                     MANAGEMENT OF THE TRUST
-----------------------------------------------------------------

     The Trustees and officers of the Trust, business addresses for each Trustee and their principal occupations during the past
five years are set forth below.   Trustees who are "interested
persons" (as defined in the Investment Company Act of 1940) of the Trust or of the Trust's investment adviser are indicated by an asterisk (*)


Ross C. Provence*
411 West Madison Avenue
El Cajon, California 92020
(60)

Trustee of the Trust and
President of the Trust

Portfolio Manager of the Funds.  General Partner and Portfolio
Manager for Value Trend Capital Management, LP (1995-current).
Estate planning attorney (1963-current).

Bradley J. DeHaven*
5473 Hewlett Drive
San Diego, California 92115
(32)

Trustee of the Trust
Vice President of the Trust

Owner of De Haven Enterprises (1991-current). Computer consultant and CEO for Tech-Solutions (1990-1996).

Jeffrey R. Provence*
411 West Madison Avenue
El Cajon, California 92020
(29)

Trustee of the Trust,
Treasurer and Secretary of the Trust.

Portfolio Manager of the Funds.  General Partner and Portfolio
Manager for Value Trend Capital Management, LP (1995-current).
Computer consultant and CFO for Tech-Solutions (1992-1995).
Partner of Investment Property Resources (1989-1992).

Thomas H. Addis III
170 South Main Street Suite 1600
Salt Lake City, Utah 84101
(53)

Trustee of the Trust

Senior Vice President of Booth Creek Golf (1998-current).
Director of golf at Singing Hill Golf Resort (1967-1998).
President of Professional Golfers Association of America in 1995-
1996.  Honorary President of Professional Golfers Association of
America 1997-1998.

Stephen H. Burch
212 Beach Drive
Nashville, Indiana 47448
(60)

Trustee of the Trust

Consultant on Electrical Power Generation (1979-1993).
Investments and Professional Trustee (1993-current).

     The address of each Trustee and officer of the Trust affiliated with Value Trend Funds is 411 West Madison Avenue, El Cajon, California 92020. The Trust pays no compensation to its officers or to the Trustees listed above who are officers or employees of Value Trend Funds. Each Trustee who is not an officer or employee of Value Trend Funds is compensated at the rate of $500.00 per annum.

-----------------------------------------------------------------
             INVESTMENT ADVISORY AND OTHER SERVICES
-----------------------------------------------------------------

     As described in the Prospectus, Value Trend Capital Management, LP is the investment adviser of each Fund and has responsibility for the management of the Funds' affairs, under the supervision of the Trust's Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by Value Trend Capital Management, LP under the general oversight of the Board of Trustees. See "Management of the Funds" in the Prospectus.

     The Trust pays the compensation of its Trustees who are not officers or employees of Value Trend Funds; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

     As described in the Prospectus, Value Trend Capital
Management, LP has agreed to certain additional, voluntary arrangements to limit each Fund's expenses. These arrangements may be modified or terminated by Value Trend Capital Management, LP at any time.

     The advisory agreement for all Funds provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Value Trend

Capital Management LP, as that term is defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding securities of the relevant Fund, upon ninety days' written notice to the Trust. The advisory agreement shall automatically terminate in the event of its assignment.
The advisory agreement provides that Value Trend Capital Management, LP owns all rights to and control of the name "Value Trend." The advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by Value Trend Capital Management, LP to eliminate all reference to the words "Value Trend" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Value Trend Funds.

     Each advisory agreement provides that Value Trend Capital
Management, LP shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Pursuant to an Administration Agreement, Value Trend Capital Management, LP has entered into an agreement with Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services, an Ohio corporation ("MSS") to provide administrative services for
each Fund.   Value Trend Funds has entered into an agreement with
Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services, an Ohio corporation ("MSS") for the provision of certain administrative services to the Funds at Value Trend Capital Management, LP's expense. See "Management of the Funds" in the Prospectus.

     Pursuant to an Accounting Services Agreement, Value Trend Capital Management, LP has entered into an agreement with Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services, an Ohio corporation ("MSS") to provide accounting services for each
Fund.   Value Trend Funds has entered into an agreement with
Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services, an Ohio corporation ("MSS") for the provision of certain accounting services to the Funds at Value Trend Capital Management, LP's expense. See "Management of the Funds" in the Prospectus.

     Custodial Arrangements. The Fifth Third Bank (the "Custodian") is the Trust's custodian. The Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds.

     Independent Accountants. The Fund's independent accountants are McCury & Associates CPA's, Inc. McCury & Associates CPA's, Inc. conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

-----------------------------------------------------------------
              PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------

     In placing orders for the purchase and sale of portfolio securities for each Fund, Value Trend Capital Management, LP seeks the best price and execution. Value Trend Capital Management, LP will not pay brokers or dealers commissions in excess of commissions another broker or dealer would have charged for effecting such transaction on the basis of receiving
brokerage and research products and/or services.   Value Trend
Capital Management, LP does not currently intend to effect transactions on such basis. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment Value Trend Capital Management, LP, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers. See "Portfolio Transactions" in the Prospectus.

-----------------------------------------------------------------
                    DESCRIPTION OF THE TRUST
-----------------------------------------------------------------

     The Trust, registered with the Securities and Exchange Commission as an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated September 2, 1998.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares or Fund into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any Fund upon written notice to the shareholders. As a matter of policy, however, the Trustees will not terminate the Trust or any Fund without submitting the matter to a vote of the shareholders of the Trust or the relevant Fund.

Voting Rights

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the Investment Company Act of 1940 or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by ten holders of shares having an aggregate net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change or eliminate the par value of any shares
(currently all shares have no par value).

Shareholder and Trustee Liability

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

-----------------------------------------------------------------
                        HOW TO BUY SHARES
-----------------------------------------------------------------

     Subject to minimum initial investment requirements and certain other conditions, an investor may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

Value Trend Funds
1301 East Ninth Street, 36th Floor
Cleveland, Ohio 44114

     The procedures for purchasing shares of the Funds are summarized in "How to
Purchase Shares" in the Prospectus.

-----------------------------------------------------------------
                         NET ASSET VALUE
-----------------------------------------------------------------

     The net asset value of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding down to the nearest full cent. Such determination is made as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of that Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities listed on an established securities exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the last bid price. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

-----------------------------------------------------------------
                      SHAREHOLDER SERVICES
-----------------------------------------------------------------

Open Accounts

     A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services. Certificates representing shares are not issued. Following each transaction in the account, a shareholder will receive a statement of the transaction. After the close of each fiscal year Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

     The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

     The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plan

     A Systematic Withdrawal Plan, referred to in the Prospectus Under "Systematic Withdrawal Plan," provides for monthly or quarterly, withdrawal payments of $100 or more from the account of a shareholder provided that the account has a value of at least $25,000 at the time the plan is established.

     Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in the net asset value. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

Exchange Privilege

     Shareholders may redeem their shares of any Fund and have the proceeds applied on the same day to purchase shares of any other Fund. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirement of the Fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services--Free Exchange Privilege."

     Exchanges may be effected by (1) making a telephone request by calling 1-800-590-0898, provided that an investor does not decline the exchange privilege on the account application or (2) sending a written exchange request to Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services accompanied by an account application for the appropriate Fund. The Trust reserves the right to modify this exchange privilege without prior notice.

     An exchange constitutes a sale of the shares for federal income tax purposes on which the investor may realize a capital gain or loss.

IRAs

     Under "Tax-Deferred Retirement Plans" the Prospectus refers to Individual Retirement Accounts (IRAs), Roth IRAs and
Educational IRAs established under a prototype plan made available by the Distributor. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Distributor.

     Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

-----------------------------------------------------------------
                           REDEMPTIONS
-----------------------------------------------------------------

     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions or brokerage firms that are members of domestic securities exchanges. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

     If a shareholder does not decline the telephone redemption service on the application form, Fund shares may be redeemed by making a telephone call directly to Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services at 1-800-590-0898. There is currently a $15 charge for processing wire redemptions. Telephonic redemption requests must be received by 4:00 p.m. prior to the close of regular trading on the New York Stock Exchange on a day when the Exchange is open for business. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted by Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services and a new request will be necessary.

     In order to redeem shares by telephone, a shareholder must not select the DISTRIBUTION & TELEPHONE OPTIONS section which states: I (we) DO NOT authorize The Transfer Agent to honor telephone instructions for this account. Neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. I (we) understand that redemtions authorized by telephone are paid by check and mailed to me (us) or wire transferred to an account of the exact same title. I (we) understand that a limit for telephone redemptions is $25,000. The Trust, Value Trend Funds and Maxus Information Systems, Inc. D.B.A. Mutual Shareholder Services are not responsible for the authenticity of withdrawal instructions received by telephone.

     The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by Maxus

Information Systems, Inc. D.B.A. Mutual Shareholder Services in proper form. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

      A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

-----------------------------------------------------------------
   INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
-----------------------------------------------------------------

     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes" it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Value Trend Funds, 1301 East Ninth Street, 36th Floor Cleveland, Ohio 44114 . In order for a change to be in effect for any dividend or distribution, it must be received by 10:00 a.m. on or before the record date for such dividend or distribution.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to qualify for the special tax treatment accorded regulated investment companies and their shareholders. In order so to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, cash items (including receivables), government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), dividends of long-term capital gains generally will be subject to a maximum tax rate of 20% based upon the holding period in the portfolio investment generating the distributed gains. A loss on the sale of shares held for 12 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares.

     Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.

     Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Pursuant to the 1997 Act, long-term capital gains generally will be subject to a maximum tax rate of 20% depending upon the shareholder's holding period in Fund shares. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

-----------------------------------------------------------------
                   CALCULATION OF TOTAL RETURN
-----------------------------------------------------------------

     Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for calculating total return includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

-----------------------------------------------------------------
                     PERFORMANCE COMPARISONS
-----------------------------------------------------------------

     Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     Lipper Analytical Services, Inc. ("Lipper") distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     Micropal, Inc. ("Micropal") distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5- year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. ("Morningstar") distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar. Morningstar ratings cover a variety of performance periods, including year-to-date, 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

     CDA/Weisenberger's Management Results ("Weisenberger") publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Funds to certain widely acknowledged standards or indices for stock market performance, such as those listed below.

     Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     Dow Jones Industrial Average. The Dow Jones Industrial
Average is a market value- weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     MSCI-EAFE Index. The MSCI-EAFE Index contains over 1000 stocks from 20 different countries with Japan (approximately
50%), United Kingdom, France and Germany being the most heavily weighted.

     MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     Russell 2000 Index. The Russell 2000 Index is comprised of the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

     Standard & Poor's/Barra Growth Index. The Standard &
Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     Standard & Poor's/Barra Value Index. The Standard &
Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in publications. Publications may publish their own rankings or performance reviews of mutual funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of Value Trend Capital Management, LP who have portfolio management responsibility may also be used in the Funds' promotional literature.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS       1

MANAGEMENT OF THE TRUST                                2

INVESTMENT ADVISORY AND OTHER SERVICES                 4

PORTFOLIO TRANSACTIONS AND BROKERAGE                   6

DESCRIPTION OF THE TRUST                               6

HOW TO BUY SHARES                                      9

NET ASSET VALUE                                        10

SHAREHOLDER SERVICES                                   10

REDEMPTIONS                                            12

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS
AND TAX STATUS                                         13

CALCULATION OF TOTAL RETURN                            15

PERFORMANCE COMPARISONS                                16

To The Shareholders and Trustees
Value Trend Funds:

We have audited the accompanying statement of assets and liabili-

ties of the Value Trend Funds (comprised of the Value Trend Large Cap Fund and Value Trend Links Fund) as of December 24, 1998. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of December 24, 1998, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Value Trend Large Cap Fund and Value Trend Links Fund as of December 24, 1998, in conformity with generally accepted accounting principles.




/s/ McCurdy & Associates
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 24, 1998

VALUE TREND FUNDS
              STATEMENT OF ASSETS AND LIABILITIES
                       DECEMBER 24, 1998




                                 Value Trend       Value Trend
                                Large Cap Fund     Links Fund

ASSETS:
  Cash in Bank                     $50,000          $50,000

    Total Assets                   $50,000          $50,000



LIABILITIES:                       $     0          $     0

    Total Liabilities              $     0          $     0


NET ASSETS                         $50,000          $50,000


NET ASSETS CONSIST OF:
  Capital Paid In                  $50,000          $50,000



OUTSTANDING SHARES
  Unlimited Number of Shares
  Authorized Without Par Value       5,000           5,000


NET ASSET VALUE PER SHARE           $10.00          $10.00

VALUE TREND FUNDS
                 NOTES TO FINANCIAL STATEMENTS
                       December 24, 1998


1.  ORGANIZATION
    Value Trend Funds (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Massachusetts by a Declaration of Trust dated September 14, 1998. The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest without par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which presently consist of two series of shares for the Value Trend Large Cap Fund and the Value Trend Links Fund (the "Funds"). The investment objective of both Funds is to provide long term growth of capital.

    The Funds use an independent custodian and transfer agent. No transactions other than those relating to organizational matters and the sale of 5,000 Shares of the Value Trend Large Cap Fund and 5,000 Shares of the Value Trend Links Fund have taken place to date.

2.  RELATED PARTY TRANSACTIONS
   As of December 24, 1998, all of the outstanding shares of the Funds were owned by the Peter K. Hellwig D.D.S., Inc. Profit Sharing Fund and God Unlimited/University of Healing. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Funds' voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

   Value Trend Capital Management, LP, the Fund's investment adviser, is registered as an investment adviser under the Investment Advisers Act of 1940. Ross C. Provence and Jeffrey R. Provence are owners and officers of Value Trend Capital Management, LP and trustees of the Fund.

   The adviser receives from each Fund as compensation for its services to the Funds, an annual fee of 1.25% of the Value Trend Large Cap Fund's net assets and 1.35% of the Value Trend Links Fund's net assets. The fee is paid monthly and calculated on the basis of that month's net assets.

   The adviser pays all of the operating expenses of each Fund except brokerage, taxes, interest, independent accountants, legal fees, and extraordinary litigation expenses.

3.  CAPITAL STOCK AND DISTRIBUTION
   At December 24, 1998, an unlimited number of shares were authorized and paid in capital amounted to $50,000 for each Fund. Transactions in capital stock were as follows:

   Shares Sold:
     Value Trend Large Cap Fund                   5,000
     Value Trend Links Fund                       5,000

                         VALUE TREND FUNDS
               NOTES TO FINANCIAL STATEMENTS (CONT'D)
                      December 24, 1998


3.  CAPITAL STOCK AND DISTRIBUTION (Cont'd)

    Shares Redeemed:
      Value Trend Large Cap Fund                       0
      Value Trend Links Fund                           0

    Net Increase:
      Value Trend Large Cap Fund                   5,000
      Value Trend Links Fund                       5,000

    Shares Outstanding:
      Value Trend Large Cap Fund                   5,000
      Value Trend Links Fund                       5,000